SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                March 11, 2002
                                                             -------------------



                              U.S. AGGREGATES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                      000-15217                57-0990958
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 (State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)



       147 WEST ELECTION ROAD, SUITE 110, DRAPER, UT                    84020
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         (Address of Principal Executive Offices)                     (Zip Code)



                                 (801) 984-2600
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

     On March 11, 2002, U.S. Aggregates, Inc. and certain affiliates (collectively, the "Company") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Nevada. The Case Numbers for the Company's bankruptcy proceedings are BK-N-02-50656-GWZ thru BK-N-50675-GWZ (these cases are being jointly administered under Case Number BK-N-02-50656-GWZ).

     The Company is continuing to operate as a debtor-in-possession and no Chapter 11 trustee, receiver, fiscal agent or similar officer has been appointed and no such appointment is currently contemplated. As was reported earlier, the Company will seek the permission of the bankruptcy court to conduct the sale of its assets under Section 363 of the U.S. Bankruptcy Code. If approved by the bankruptcy court, the sale will be subject to a competitive bidding auction at which all qualified parties can, and are encouraged to, bid for the assets of the entire Company, or of those of the Western or Southeastern business.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

None.






                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                            U.S. AGGREGATES, INC.



Date:  March 21, 2002                       By:  /s/ Stanford Springel
                                              ----------------------------------
                                              Stanford Springel
                                              Chief Executive Officer